Exhibit 10.18

OMNIBUS AGREEMENT

This OMNIBUS AGREEMENT (this “Agreement”) is made and entered into as of March 17, 2025, by and among Flowco Holdings, Inc., a Delaware corporation (“Pubco”), Flowco MergeCo LLC, a Delaware limited liability company (“OpCo”), GEC Estis Holdings, LLC, a Delaware limited liability company (“Estis Holdings”), Flowco Production Solutions, L.L.C., a Texas limited liability company (“FPS Holdings”), Flogistix Holdings, LLC, a Delaware limited liability company (“Flogistix Holdings”), WD Thunder CV Ultimate GP LLC, a Delaware limited liability company (“WD Thunder CV Ultimate”), WD Thunder CV LP, a Delaware limited partnership (“WD Thunder CV LP”), WD Thunder CV IND LP, a Delaware limited partnership (“WD Thunder CV IND”), WD Thunder CV Parallel LP, a Delaware limited partnership (“WD Thunder CV Parallel” and together with WD Thunder CV LP and WD Thunder CV IND, the “Flogistix Blocker Shareholders”), GEC III-GI LP, a Delaware limited partnership (“FPS Blocker Shareholder”), GEC III-B-GI LP, a Delaware limited partnership (“Estis Blocker Shareholder”), WDE Flogistix Aggregate, LLC, a Delaware limited liability company (“WDE Flogistix Aggregate”), GEC Estis Co-invest II LLC, a Delaware limited liability company (“GEC Estis Co-invest II”), GEC Partners III-B LP, a Delaware limited partnership (“GEC III-B”) and GEC Partners III LP, a Delaware limited partnership (“GEC III”). The parties to this Agreement are referred to herein collectively as the “Parties” and each individually as a “Party”.

W I T N E S S E T H

WHEREAS, reference is made to (a) that certain Master Reorganization Agreement, dated as of January 15, 2025 (the “Master Reorganization Agreement”), by and among Pubco, OpCo, Estis Holdings, FPS Holdings, Flogistix Holdings, each of the Flogistix Blocker Shareholders, FPS Blocker Shareholder, Estis Blocker Shareholder and certain other parties thereto, (b) that certain Agreement and Plan of Merger, dated as of January 15, 2025 (the “Master Merger Agreement”), by and among Pubco, OpCo, each of the Flogistix Blocker Shareholders, FPS Blocker Shareholder, Estis Blocker Shareholder and certain other parties thereto, (c) that certain Second Amended and Restated Limited Liability Company Agreement of OpCo, dated as of January 17, 2025 (the “OpCo LLC Agreement”), by and among OpCo, Pubco, WDE Flogistix Aggregate, GEC Estis Co-invest II, GEC III-B, GEC III and certain other parties thereto, (d) that certain Underwriting Agreement, dated as of January 15, 2025, by and among PubCo, OpCo and the parties thereto (the “Underwriting Agreement”) and (e) that certain lock-up letter, dated as of January 7, 2025, entered into by WD Thunder CV Ultimate, pursuant to Section 6(k) the Underwriting Agreement, for the 3,325,434 shares of Common Stock that were issued to WDE Flogistix Aggregate (such shares of Common Stock, the “Initial Lock-Up Shares” and such lock-up letter, the “Lock-Up Letter”);

WHEREAS, the relevant Parties entered into the Master Reorganization Agreement, the Master Merger Agreement and the OpCo LLC Agreement to effect certain transactions in order to facilitate an underwritten initial public offering of Pubco’s Class A Common Stock (the “IPO”);

WHEREAS, as a result of certain errors in the Master Reorganization Agreement, the Master Merger Agreement and the OpCo LLC Agreement, after giving effect to all of the transactions contemplated thereby and the IPO, (a) WDE Flogistix Aggregate was incorrectly issued an additional 1,057,629 Common Units and 1,057,629 corresponding shares of Class B Common Stock in excess of the number of Common Units and shares of Class B Common Stock that WDE Flogistix Aggregate should have received, (b) WD Thunder CV LP received 743,576 fewer shares of Class A Common Stock than it should have received, (c) WD Thunder CV IND received 71,364 fewer shares of Class A Common Stock than it should have received, (d) WD Thunder CV Parallel received 242,689 fewer shares of Class A Common Stock than it should have received (with such aggregate number of shares of Class A Common Stock equal to the aggregate 1,057,629 Common Units and corresponding shares of Class B Common Stock), and (e) Pubco received 1,057,629 fewer Common Units than it should have received pursuant to the Mergers (as defined in the Master Merger Agreement) with respect to WDE Flogistix Upper TE, LLC, WDE Flogistix Upper FI, LLC, and WD Thunder CV Parallel Blocker LP, in each case as intended by such Parties in connection with certain reorganization transactions (collectively, the “Equity Issuance Errors”);

WHEREAS, after giving effect to all of the transactions contemplated by the Master Reorganization Agreement, the Master Merger Agreement, the OpCo LLC Agreement and the IPO, (a) WDE Flogistix Aggregate was issued 11,158,154 Common Units, but Schedule II of the Master Reorganization Agreement and Schedule 2 of the OpCo LLC Agreement incorrectly indicated that WDE Flogistix Aggregate was issued 14,483,588 Common Units (3,325,434 of which, for the avoidance of doubt, were not issued), (b) FPS Blocker Shareholder was correctly issued 460,797 shares of Class A Common Stock, but Schedule II of the Master Reorganization Agreement and Schedule 2 of the OpCo LLC Agreement incorrectly indicated that FPS Blocker Shareholder was issued 460,797 Common Units (which, for the avoidance of doubt, were not issued) and (c) Estis Blocker Shareholder was correctly issued 407,760 shares of Class A Common Stock, but Schedule II of the Master Reorganization Agreement and Schedule 2 of the OpCo LLC Agreement incorrectly indicated that Estis Blocker Shareholder was issued 407,760 Common Units (which, for the avoidance of doubt, were not issued) (collectively, the “Double Counting Errors”) with effect as of the closing of the IPO and relevant restructuring transactions pursuant thereto; and

WHEREAS, pursuant to Section 5.1 (Amendments and Waivers) of the Master Reorganization Agreement, Section 4.10 (Amendment) of the Master Merger Agreement and Section 15.03 (Amendments) of the OpCo LLC Agreement, the Parties, as applicable, desire to amend the Master Reorganization Agreement, the Master Merger Agreement and the OpCo LLC Agreement as set forth herein to correct the Equity Issuance Errors and the Double Counting Errors, with the effect that after giving effect to the rescission and reciprocal issuances set forth herein to correct the Equity Issuance Errors, the aggregate number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, collectively, and the aggregate number of issued and outstanding Common Units, does not change.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, as applicable, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS
1.01
Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Master Reorganization Agreement.
Article II

AMENDMENTS TO TRANSACTION DOCUMENTS
2.01
Amendments.
(a)
Pursuant to Section 5.1 (Amendments and Waivers) of the Master Reorganization Agreement, Schedule II – Holdings Entity IPO Liquidating Distribution Schedules of the Master Reorganization Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto.
(b)
Pursuant to Section 15.03 (Amendments) of the OpCo LLC Agreement, Schedule 2 (Schedule of Members) of the OpCo LLC Agreement is hereby deleted in its entirety and replaced with Exhibit B hereto.
(c)
Pursuant to Section 4.10 (Amendment) of the Master Merger Agreement, Section 2.1(c) of the Master Merger Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

(c) At the Applicable Merger Effective Time, by virtue of Merger III and without any action on the part of any Person, (i) all of the limited partnership interest of Flogistix Parallel Blocker issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled, (ii) Pubco shall issue to WD Thunder CV Parallel, the current sole limited partner of Flogistix Parallel Blocker, ~~3,010,183~~ 3,010,019 shares of Class A Common Stock, (iii) the existing general partner interest of Flogistix Parallel Blocker issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled without consideration, and (iv) OpCo will be issued a general partner interest and admitted as the sole general partner of Flogistix Parallel Blocker pursuant to an agreement of limited partnership in a form executed by OpCo and Pubco.

(d)
Pursuant to Section 4.10 (Amendment) of the Master Merger Agreement, Section 2.1(d) of the Master Merger Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

(d) At the Applicable Merger Effective Time, by virtue of Merger IV and without any action on the part of any Person, (i) all of the membership interest of Flogistix Upper TE issued and outstanding as of immediately prior to the

Applicable Merger Effective Time shall automatically be canceled and cease to exist, (ii) Pubco shall issue to the Flogistix Blocker Shareholders an aggregate of ~~127,697~~ 816,874 shares of Class A Common Stock, pro rata in accordance with their respective membership interests in Flogistix Upper TE as of immediately prior to the Applicable Merger Effective Time, and (iii) Pubco will be admitted as the sole member of Flogistix Upper TE pursuant to a limited liability company agreement in a form executed by Pubco.

(e)
Pursuant to Section 4.10 (Amendment) of the Master Merger Agreement, Section 2.1(e) of the Master Merger Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

(e) At the Applicable Merger Effective Time, by virtue of Merger V and without any action on the part of any Person, (i) all of the membership interest of Flogistix Upper FI issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled and cease to exist, (ii) Pubco shall issue to the Flogistix Blocker Shareholders an aggregate of ~~187,554~~ 556,170 shares of Class A Common Stock, pro rata in accordance with their respective membership interests in Flogistix Upper FI as of immediately prior to the Applicable Merger Effective Time, and (iii) Pubco will be admitted as the sole member of Flogistix Upper FI pursuant to a limited liability company agreement in a form executed by Pubco.

Article III

RESCISSION AND RECIPROCAL ISSUANCES
3.01
Rescission. To give effect to the amendments set forth in Article II and to correct the Equity Issuance Errors, the issuances of the excess 1,057,629 Common Units and the corresponding excess 1,057,629 shares of Class B Common Stock to WDE Flogistix Aggregate are each hereby rescinded, and such Common Units and corresponding shares of Class B Common Stock are hereby cancelled, in each case, effective as of the closing of the IPO.
3.02
Issuances. To give effect to the amendments set forth in Article II and to correct the Equity Issuance Errors, effective as of the closing of the IPO:
(a)
PubCo hereby issues:
(i)
to WD Thunder CV Parallel, an additional 242,689 shares of Class A Common Stock;
(ii)
to WD Thunder CV IND, an additional 71,364 shares of Class A Common Stock; and
(iii)
to WD Thunder CV LP, an additional 743,576 shares of Class A Common Stock; and

(b)
MergeCo hereby issues to PubCo an additional 1,057,629 Common Units, corresponding to the aggregate number of shares of Class A Common Stock issued by PubCo above, and the number of Common Units and shares of Class B Common Stock cancelled in connection with the rescission.
(c)
For purposes of clarification, after giving effect to the rescission and reciprocal issuances, the aggregate number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, collectively, and the aggregate number of issued and outstanding Common Units, does not change.
3.03
Intended Tax Treatment. The Parties acknowledge and agree that, for U.S. federal and applicable state and local income tax purposes, it is intended that the relevant Parties be treated as having received the corrected number of Common Units, shares of Class B Common Stock, and shares of Class A Common Stock (in each case, after taking into account the correction of the Equity Issuance Errors pursuant to this Agreement) pursuant to the IPO and related restructuring transactions as of the closing of such transactions (the “Intended Tax Treatment”). Each Party will report and file all applicable U.S. federal and applicable state and local income tax returns consistent with, and not take any action or position inconsistent with, the Intended Tax Treatment, except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.
3.04
Lock-Up Letter. Each of the Flogistix Blocker Shareholders and WD Thunder CV Ultimate hereby agree that the shares of Class A Common Stock issued pursuant to Section 3.02(a)(i)-(iii) of this Agreement will be subject to the terms and conditions of the Lock-Up Letter and shall be treated pari passu with the Initial Lock-Up Shares.
Article IV

MISCELLANEOUS PROVISIONS
4.01
Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties and their respective successors, transferees and permitted assigns.
4.02
Governing Law. Sections 5.6 (Governing Law), 5.7 (Jurisdiction) and 5.8 (WAIVER OF JURY TRIAL) of the Master Reorganization Agreement are hereby incorporated herein by reference, mutatis mutandis.
4.03
Headings. All headings used herein are for reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
4.04
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

4.05
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).
4.06
Mutual Releases. Each Party hereby irrevocably waives and releases, to the fullest extent permitted by applicable law, each other Party and each other Party’s affiliates, successors, transferees and assigns, from and against any and all claims and causes of action such Party may have against any other Party relating to the subject matter of this Agreement, regardless of legal theory under which such right, claim or cause of action may arise and including any rights of rescission of the transactions contemplated hereby.
4.07
No Modification; No Other Matters. Except as expressly provided for herein, the terms and conditions of each of the Master Reorganization Agreement, the Master Merger Agreement and the OpCo LLC Agreement shall continue unchanged and shall remain in full force and effect. This Agreement is limited in effect and shall apply solely to the matters set forth herein and to the extent expressly set forth herein and shall not be deemed or construed as an amendment, waiver or consent of any other matters.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

Flowco Holdings Inc.

By: /s/ Joseph R. Edwards

Name: Joseph R. Edwards

Title: Chief Executive Officer

Flowco MergeCo LLC

By: /s/ Joseph R. Edwards

Name: Joseph R. Edwards

Title: Chief Executive Officer

GEC Estis Holdings

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

Flowco Production Solutions, L.L.C.

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

GEC III-GI LP

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

GEC III-B-GI LP

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

GEC Estis Co-invest II LLC

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

GEC Partners III-B LP

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

GEC Partners III LP

By: /s/ Jonathan B. Fairbanks

Name: Jonathan B. Fairbanks

Title: Manager

Flogistix Holdings, LLC

By: /s/ Brooks Mim Talton III

Name: Brooks Mims Talton III

Title: Chief Executive Officer

WD Thunder CV LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By: /s/ Varun Babbili

Name: Varun Babbili

Title: Manager

WD Thunder CV IND LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By: /s/ Varun Babbili

Name: Varun Babbili

Title: Manager

WD Thunder CV Parallel LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By: /s/ Varun Babbili

Name: Varun Babbili

Title: Manager

WDE Flogistix Aggregate LLC

By: WD Thunder CV GP LP, its Manager

By: WD Thunder CV Ultimate GP LLC, its General Partner

By: /s/ Varun Babbili

Name: Varun Babbili

Title: Manager

WDE Thunder CV Ultimate GP LLC

By: /s/ Varun Babbili

Name: Varun Babbili

Title: Manager

List of Omitted Exhibits and Schedules

Pursuant to Regulation S-K, Item 601(b)(10), certain exhibits and schedules to the Omnibus Agreement listed below have not been filed. PubCo agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission (the “Commission”) upon request; provided, however, that PubCo may request confidential treatment of omitted items.

Exhibit A	Schedule II – Holdings Entity IPO Liquidating Distribution Schedules of the Master Reorganization Agreement
Exhibit B	Schedule 2 (Schedule of Members) of the OpCo LLC Agreement